Related Party Transactions	6 Months Ended
Jun. 30, 2017
Related Party Transactions [Abstract]
Related Party Transactions

NOTE 5 – RELATED PARTY TRANSACTIONS

Payable to related parties amounted to $4,020 and $0 at June 30, 2017 and December 31, 2016, respectively, consists of $870 advanced to the Company by its President for the its working capital needs, and $3,150 payable to an affiliate for the cost of training provided to Anvia’s customer. Funds advanced to the Company by the President and the affiliate are non-interest bearing, unsecured and due on demand.

On January 11, 2017, the Company issued 5,000,000 shares of its common stock to its President, an officer and director of the Company valued at $500. The Company recorded a discount of the same amount as no consideration was paid for these shares. On February 16, 2017, the Company issued to a family member of the President of the Company 1,000,000 shares of its common stock for total proceeds of $1,000. On February 16, 2017, the Company issued to an officer and director of the Company, an aggregate of 5,000,000 shares of its common stock in exchange for total proceeds of $5,000 (Note 7).

In February 2017, the Company issued to its President an aggregate of 600 Series A preferred shares for total proceeds of $0.06. In addition, in February 2017, the Company issued to an officer and director an aggregate of 400 Series A Preferred Stock shares for total proceeds of $0.04.

On May 4, 2017, the Company paid $30,000 to a related party for designing, implementing and maintaining B2B software solutions for Anvia eco-system for tradesmen in Australia and globally (Note 3).